UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):            APRIL 15, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


        MINNESOTA                     0-25121              41-1597886
(State of Incorporation)        (Commission File        (IRS Employer
                                      Number)             Identification No.)


        6105 TRENTON LANE NORTH
        MINNEAPOLIS, MINNESOTA                   55442
        (Address of principal                 (Zip Code)
             executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9. REGULATION FD DISCLOSURE. The information contained in this report is being provided under Items 9 and 12 of Form 8-K.

     On April 15, 2003, the registrant issued a press release, as follows:


FOR IMMEDIATE RELEASE                  CONTACT:   Mark Kimball (763) 551-7070
                                                  Select Comfort Corporation
                                                  mark.kimball@selectcomfort.com

                    SELECT COMFORT CORPORATION REPORTS RECORD
                         FIRST QUARTER PROFIT AND SALES
    COMPANY REPORTS NET INCOME OF $4.1 MILLION AND NET SALES OF $102 MILLION

MINNEAPOLIS, MINN. (April 15, 2003) - Select Comfort Corporation (NASDAQ: SCSS), the nation's leading bed retailer and creator of the Sleep Number(R) bed, today announced results for the first quarter ended March 29, 2003. The company reported its seventh consecutive quarterly profit with net income of $4.1 million, or $0.11 per fully diluted share. This compares to pro forma, after-tax net income in the first quarter of 2002 of $.06 per share. First quarter 2003 net sales were $102 million, 26 percent higher than first quarter 2002 net sales of $81 million.

     "First quarter 2003 marked Select Comfort's first one-hundred million dollar quarter in sales," said Bill McLaughlin, president and chief executive officer. "Staying true to our core initiatives, we continued to aggressively invest in advertising, distribution and product development during the quarter to lay the track for continued strong and sustained profitable growth in the remainder of 2003 and beyond. Each day we are building more interest and demand for our brand and product, positioning us well for the country's economic recovery ahead."

     A comparison of key operating results for the first quarters of 2003 and 2002 is as follows (in millions, except per-share amounts):

                                                    Q1 2003    Q1 2002
                                                    -------    -------
        Net sales                                   $ 102.0     $ 81.2
        Net sales growth                                26%        24%
        Operating income                            $   6.6     $  3.4

      Net income                                    $   4.1     $  3.2 (1)
        Pro forma, after-tax net income                  NA     $  1.8

      Earnings per diluted share                    $  0.11     $ 0.11 (1)
        Pro forma earnings per diluted share             NA     $ 0.06

        Comparable store sales                      +   30%     +  15%

(1) Before income tax in 2002. See full reconciliation to pro forma results on page 8.



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

    Select Comfort's growth continues to be fueled by the company's five strategic priorities:

o    Increase brand and product awareness
     - Increased investment in total advertising by more than 35 percent in the first quarter with a planned increase of more than 40 percent in the second quarter, while keeping total marketing costs as a percentage of sales comparable to 2002 levels.
     - Expanded local Sleep Number(R) advertising campaign to four new retail markets.
     - Introduced new national advertising campaign featuring actress Lindsay Wagner with further expansion planned in the second quarter.
o    Expand profitable distribution
     - Opened two new Select Comfort stores in the first quarter with plans for 12 new stores in the second quarter.
     - Remodeled 45 stores in the first quarter with plans to remodel 45 additional stores in the second quarter.
o    Provide continuous product news and improvements
     - Continued to benefit from last year's improvements to our top two models - the Sleep Number(R)5000 and Sleep Number(R)7000.
     - Expanded the Precision Comfort(TM) adjustable foundation to 170 stores in first quarter -- bringing the total to 262 stores -- with plans to continue this rollout to 50 additional stores in the second quarter.
o    Strengthen financial position
     -    Increased cash position to $45.7 million.
     - Repurchased 200,100 shares of Select Comfort common stock at a cost of $1.8 million, as part of a board-approved program announced in February, authorizing open-market purchases of company stock up to $12.5 million.
o    Develop people and systems
     -    Launched a new inventory control process for stores.
     -    Introduced bar coding in the company's manufacturing plants.

GUIDANCE
     For the second quarter, which is historically smaller than the first quarter for Select Comfort due to seasonal shopping patterns, the company is issuing earnings guidance of $.07-$.08 per diluted share in 2003, up from $.05 pro forma earnings per diluted share in second quarter 2002. Assuming continued performance of advertising and growth programs, no


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significant changes to the U.S. economic recovery or mattress industry growth rates, or competitive reaction to the company's recent success, performance ranges for second quarter 2003 are estimated to be:

                                            Second Quarter                  Full Year
                                       2003               2002                2003
                                       ----               ----                ----
Net sales (millions)                $90 -- $95            $77.3           $410 -- $425

Earnings per diluted share        $0.07 -- $0.08          $.08 (1)        $.50 -- $.55
Pro forma earnings per
diluted share                           NA                $.05                 NA

Stores open at end of period           334                 321             340 -- 345

Estimated fully diluted
shares (millions)                     37.5                34.4               37.7

(1) Before income tax in 2002. See full reconciliation to pro forma results on page 8.

     The company's net income and earnings per share under Generally Accepted Accounting Principles (GAAP) for 2003 are being compared to 2002 net income and earnings per share on a pro forma, after-tax basis to improve comparability between the periods. GAAP did not allow the company to reduce its earnings for income tax expense in 2002, while 2003 results reflect a reduction in earnings for income taxes. A full reconciliation between the company's 2002 and 2003 GAAP and pro forma net income and earnings per share can be found at the end of this release.

     Select Comfort will hold a conference call to discuss its first quarter results on April 15, 2003, at 10:00 a.m. Central Time. A simultaneous webcast of the call will be available in the Investor Relations section of www.selectcomfort.com. A digital replay of the conference call will be accessible beginning at approximately 1:00 p.m. Central Time on April 15, 2003, through 5:00 p.m. Central Time on April 22, 2003. To access the replay, please call 800-765-7014 from anywhere in the U. S. International callers may dial 402-998-0923. The passcode for the replay is Select. An archived replay of the conference call may also be accessed after approximately 12:30 p.m. Central Time on April 15, 2003 at www.selectcomfort.com.

     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer (2), holding 26 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories.


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

Select Comfort's products are sold through its 324 retail stores located nationwide, including 13 leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.

                                      ###

     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends, uncertainties arising from war and other global events, consumer confidence, effectiveness of our advertising and promotional efforts, acceptance of our products and sleep technology, industry competition, warranty expenses, our dependence on significant suppliers, including Conseco Finance for extension of consumer credit, and the vulnerability of any suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

(2) Top 25 Bedding Retailers, FURNITURE TODAY, August 12, 2002

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                      THREE MONTHS ENDED
                                               -------------------------------
                                                   MARCH 29,       MARCH 30,
                                                     2003            2002
                                               --------------- ---------------

Net sales                                           $ 101,958        $ 81,195
Cost of sales                                          38,057          30,957
                                               --------------- ---------------
   Gross profit                                        63,901          50,238
                                               --------------- ---------------
Operating expenses:
   Sales and marketing                                 48,917          39,608
   General and administrative                           8,301           7,209
   Store closings and asset impairments                    74              52
                                               --------------- ---------------
       Total operating expenses                        57,292          46,869
                                               --------------- ---------------
Operating income                                        6,609           3,369
                                               --------------- ---------------
Other income (expense):
   Interest income                                        113              67
   Interest expense                                       (88)           (586)
   Other, net                                              24              46
                                               --------------- ---------------
       Other income (expense), net                         49            (473)
                                               --------------- ---------------
Income before income taxes                              6,658           2,896
Income tax expense (benefit)                            2,530            (348)
                                               --------------- ---------------
Net income                                          $   4,128        $  3,244
                                               =============== ===============

Net income per share - basic                        $    0.13        $   0.18
                                               =============== ===============
Weighted average shares - basic                        30,880          18,386
                                               =============== ===============

Net income per share - diluted                      $    0.11        $   0.11
                                               =============== ===============
Weighted average shares - diluted                      37,173          33,059
                                               =============== ===============

RECONCILIATION OF EPS INFORMATION:
Net income                                           $  4,128        $  3,244
Add:  Interest expense on convertible debt                 54             309
                                               --------------- ---------------
Net income available to common shareholders          $  4,182        $  3,553
                                               =============== ===============

Weighted average shares outstanding                    30,880          18,386
Effect of dilutive securities:
  Options                                               2,931           1,256
  Warrants                                              2,634           2,417
  Convertible debt                                        728          11,000
                                               --------------- ---------------
Dilutive weighted average shares outstanding           37,173          33,059
                                               =============== ===============




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

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                        (UNAUDITED)
                                                                          MARCH 29,         DECEMBER 28,
                                                                            2003                2002
                                                                      -----------------  -----------------
                               ASSETS
Current assets:
  Cash and cash equivalents                                               $  26,552          $  27,176
  Marketable securities                                                      14,306             12,146
  Accounts receivable, net of allowance for doubtful accounts
   of $367 and $340, respectively                                             3,215              3,270
  Inventories                                                                 9,345              8,980
  Prepaid expenses                                                            5,866              5,467
  Deferred tax assets                                                        10,235             12,955
                                                                      -----------------  -----------------
       Total current assets                                                  69,519             69,994

Marketable securities - non-current                                           4,828              1,502
Property and equipment, net                                                  31,225             28,977
Deferred tax assets                                                           4,774              4,352
Other assets                                                                  3,469              3,506
                                                                      -----------------  -----------------
       Total assets                                                       $ 113,815          $ 108,331
                                                                      =================  =================

                LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt                                    $       1          $      11
  Accounts payable                                                           21,333             16,508
   Accruals:
     Sales returns                                                            3,296              3,181
     Compensation and benefits                                                7,968             13,666
     Taxes and withholding                                                    2,920              2,779
     Consumer prepayments                                                     5,341              1,964
     Other                                                                    5,085              5,120
                                                                      -----------------  -----------------
       Total current liabilities                                             45,944             43,229

Long-term debt, less current maturities                                       3,077              2,991
Accrued warranty costs                                                        3,533              3,626
Other liabilities                                                             3,931              3,970
                                                                      -----------------  -----------------
       Total liabilities                                                     56,485             53,816
                                                                      -----------------  -----------------
Shareholders' equity:
   Undesignated preferred stock; 5,000,000 shares authorized, no
     shares issued and outstanding                                                -                  -
   Common stock, $.01 par value; 95,000,000 shares authorized,
     30,875,904 and 30,727,101 shares issued and outstanding,
     respectively                                                               309                307
   Additional paid-in capital                                                90,869             92,184
   Accumulated deficit                                                      (33,848)           (37,976)
                                                                      -----------------  -----------------
       Total shareholders' equity                                            57,330             54,515
                                                                      -----------------  -----------------
       Total liabilities and shareholders' equity                         $ 113,815          $ 108,331
                                                                      =================  =================


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

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                  -------------------------------------
                                                                      MARCH 29,          MARCH 30,
                                                                        2003               2002
                                                                  -----------------   -----------------
Cash flows from operating activities:
   Net income                                                           $  4,128            $ 3,244
   Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                         2,426              2,169
     Amortization of debt discount and deferred finance fees                  86                216
     Loss on disposal of assets and impaired assets                           74                 56
     Deferred tax assets                                                   2,298                  -
     Change in operating assets and liabilities:
       Accounts receivable                                                    55              1,564
       Inventories                                                          (365)              (803)
       Prepaid expenses                                                     (399)              (144)
       Other assets                                                           29                 (3)
       Accounts payable                                                    4,825              3,373
       Accrued compensation and benefits                                  (5,698)            (1,282)
       Other accruals and liabilities                                      3,466              2,163
                                                                  -----------------   -----------------
         Net cash provided by operating activities                        10,925             10,553
                                                                  -----------------   -----------------

Cash flows from investing activities:
   Purchases of property and equipment                                    (4,740)            (1,367)
   Investments in marketable securities                                  (17,803)            (5,557)
   Proceeds from maturity of marketable securities                        12,317                 -
                                                                  -----------------   -----------------
         Net cash used in investing activities                           (10,226)            (6,924)
                                                                  -----------------   -----------------

Cash flows from financing activities:
   Principal payments on debt                                                (10)               (11)
   Repurchase of common stock                                             (1,834)                -
   Proceeds from issuance of common stock                                    521                 93
                                                                  -----------------   -----------------
         Net cash (used for) provided by financing activities             (1,323)                82
                                                                  -----------------   -----------------

(Decrease) increase in cash and cash equivalents                            (624)             3,711

Cash and cash equivalents, at beginning of period                         27,176             16,375
                                                                  -----------------   -----------------
Cash and cash equivalents, at end of period                             $ 26,552         $   20,086
                                                                  =================   =================

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION

SELECT COMFORT PRO FORMA NET INCOME AND EARNINGS PER SHARE RECONCILIATION
The company's net income and earnings per share under Generally Accepted Accounting Principles (GAAP) for 2003 are being compared to 2002 net income and earnings per share on a pro forma, after-tax basis to improve comparability between the periods. GAAP did not allow the company to reduce its earnings for income tax expense in 2002, while 2003 results reflect a reduction in earnings for income taxes. A reconciliation of net income and diluted earnings per share (as determined in accordance with GAAP) to pro forma net income and diluted earnings per share is as follows:


                                                               THREE MONTHS
                                                                   ENDED
                                                              MARCH 30, 2002
RECONCILIATION OF GAAP NET INCOME AND PRO FORMA NET INCOME:
GAAP net income                                                   $  3,244
Income taxes - adjusted to 38% effective rate                       (1,448)
                                                              --------------
Pro forma net income                                              $  1,796
                                                              --------------


                                                              THREE MONTHS
                                                                  ENDED
                                                             MARCH 30, 2002
RECONCILIATION OF GAAP DILUTED EARNINGS PER SHARE TO
PRO FORMA DILUTED EARNINGS PER SHARE:
GAAP diluted earnings per share                                   $   .11
Effect of income taxes at 38%                                        (.05)
                                                             --------------
Pro forma diluted earnings per share                              $   .06
                                                             --------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SELECT COMFORT CORPORATION
                                            (Registrant)


Dated:  April 15, 2003                      By:    /s/ Mark A. Kimball
                                               -------------------------------

                                            Title: Senior Vice President
                                                  ----------------------------





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